Nature of operations	12 Months Ended
Dec. 31, 2025
Nature of operations
Nature of operations

1.Nature of operations

Vox Royalty Corp. (“Vox” or the “Company”) was incorporated under the Business Corporations Act (Ontario). The Company’s head office is located at 1499 West 120th Ave, Suite 110, Westminster, CO, 80234, USA. The Company’s registered office is 100 King Street West, Suite 5700, Toronto, ON, M5X 1C7, Canada. The Company’s common shares trade on the Toronto Stock Exchange (“TSX”) and on the Nasdaq Stock Market LLC (“Nasdaq”), under the ticker symbol “VOXR”.

The Company holds a diversified portfolio of over 70 royalties, streams, and other interests, with primary exposure to gold and select industrial metals across top tier mining jurisdictions. Approximately 85% of the Company’s portfolio of royalty, streams and other interests by asset count are located in Australia, Canada and the United States.